Todd Larson Senior Executive Vice President, Chief Financial Officer Jeff Hopson Senior Vice President, Investor Relations March 3, 2020 Exhibit 99.1

Safe Harbor This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, among others, statements relating to projections of the future operations, strategies, earnings, revenues, income or loss, ratios, financial performance and growth potential of the Company. Forward-looking statements often contain words and phrases such as “intend,” “expect,” “project,” “estimate,” “predict,” “anticipate,” “should,” “believe” and other similar expressions. Forward-looking statements are based on management’s current expectations and beliefs concerning future developments and their potential effects on the Company. Forward-looking statements are not a guarantee of future performance and are subject to risks and uncertainties, some of which cannot be predicted or quantified. Future events and actual results, performance, and achievements could differ materially from those set forth in, contemplated by or underlying the forward-looking statements.   Numerous important factors could cause actual results and events to differ materially from those expressed or implied by forward-looking statements including, without limitation: (1) adverse changes in mortality, morbidity, lapsation or claims experience, (2) inadequate risk analysis and underwriting, (3) adverse capital and credit market conditions and their impact on the Company’s liquidity, access to capital and cost of capital, (4) changes in the Company’s financial strength and credit ratings and the effect of such changes on the Company’s future results of operations and financial condition, (5) the availability and cost of collateral necessary for regulatory reserves and capital, (6) requirements to post collateral or make payments due to declines in market value of assets subject to the Company’s collateral arrangements, (7) action by regulators who have authority over the Company’s reinsurance operations in the jurisdictions in which it operates, (8) the effect of the Company parent’s status as an insurance holding company and regulatory restrictions on its ability to pay principal of and interest on its debt obligations, (9) general economic conditions or a prolonged economic downturn affecting the demand for insurance and reinsurance in the Company’s current and planned markets, (10) the impairment of other financial institutions and its effect on the Company’s business, (11) fluctuations in U.S. or foreign currency exchange rates, interest rates, or securities and real estate markets, (12) market or economic conditions that adversely affect the value of the Company’s investment securities or result in the impairment of all or a portion of the value of certain of the Company’s investment securities, that in turn could affect regulatory capital, (13) market or economic conditions that adversely affect the Company’s ability to make timely sales of investment securities, (14) risks inherent in the Company’s risk management and investment strategy, including changes in investment portfolio yields due to interest rate or credit quality changes, (15) the fact that the determination of allowances and impairments taken on the Company’s investments is highly subjective, (16) the stability of and actions by governments and economies in the markets in which the Company operates, including ongoing uncertainties regarding the amount of U.S. sovereign debt and the credit ratings thereof, (17) the Company’s dependence on third parties, including those insurance companies and reinsurers to which the Company cedes some reinsurance, third-party investment managers and others, (18) financial performance of the Company’s clients, (19) the threat of natural disasters, catastrophes, terrorist attacks, epidemics or pandemics anywhere in the world where the Company or its clients do business, (20) competitive factors and competitors’ responses to the Company’s initiatives, (21) development and introduction of new products and distribution opportunities, (22) execution of the Company’s entry into new markets, (23) integration of acquired blocks of business and entities, (24) interruption or failure of the Company’s telecommunication, information technology or other operational systems, or the Company’s failure to maintain adequate security to protect the confidentiality or privacy of personal or sensitive data stored on such systems, (25) adverse litigation or arbitration results, (26) the adequacy of reserves, resources and accurate information relating to settlements, awards and terminated and discontinued lines of business, (27) changes in laws, regulations, and accounting standards applicable to the Company or its business, (28) the effects of the Tax Cuts and Jobs Act of 2017 may be different than expected and (29) other risks and uncertainties described in this document and in the Company’s other filings with the Securities and Exchange Commission (“SEC”).   Forward-looking statements should be evaluated together with the many risks and uncertainties that affect the Company’s business, including those mentioned in this document and described in the periodic reports the Company files with the SEC. These forward-looking statements speak only as of the date on which they are made. The Company does not undertake any obligation to update these forward-looking statements, even though the Company’s situation may change in the future. For a discussion of these risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements, you are advised to see Item 1A – “Risk Factors” in the 2019 Annual Report

Use of Non-GAAP Financial Measures RGA uses a non-GAAP financial measure called adjusted operating income as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA’s management incentive programs. Management believes that adjusted operating income, on a pre-tax and after‑tax basis, better measures the ongoing profitability and underlying trends of the Company’s continuing operations, primarily because that measure excludes substantially all of the effects of net investment-related gains and losses, as well as changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items can be volatile, primarily due to the credit market and interest rate environment, and are not necessarily indicative of the performance of the Company’s underlying businesses. Additionally, adjusted operating income excludes any net gain or loss from discontinued operations, the cumulative effect of any accounting changes, tax reform, and other items that management believes are not indicative of the Company’s ongoing operations. The definition of adjusted operating income can vary by company and this measure is not considered a substitute for GAAP net income. RGA uses a second non-GAAP financial measure called adjusted operating revenues as a basis for measuring performance. This measure excludes the effects of net realized capital gains and losses, and changes in the fair value of certain embedded derivatives. The definition of adjusted operating revenues can vary by company and this measure is not considered a substitute for GAAP revenues. Additionally, the Company evaluates its stockholders’ equity position excluding the impact of accumulated other comprehensive income (“AOCI”), a non-GAAP financial measure. The Company believes it is important to evaluate its stockholders’ equity position excluding the effect of AOCI because the net unrealized gains or losses included in AOCI primarily relate to changes in interest rates, changes in credit spreads on investment securities, and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period. Book value per share before the impact of AOCI is a non-GAAP financial measure that management believes is important in evaluating the balance sheet in order to exclude the effects of unrealized amounts primarily associated with mark-to-market adjustments on investments and foreign currency translation. Adjusted operating earnings per diluted share is a non-GAAP financial measure calculated as adjusted operating income divided by weighted average diluted shares outstanding. Adjusted operating return on equity is a non-GAAP financial measure calculated as adjusted operating income divided by average stockholders’ equity excluding AOCI. Similar to adjusted operating income, management believes these non-GAAP financial measures better reflect the ongoing profitability and underlying trends of the Company’s continuing operations. They also serve as a basis for establishing target levels and awards under RGA’s management incentive programs. Reconciliations of non-GAAP financial measures to the nearest GAAP financial measures are provided in the Appendix at the end of this presentation.

Attractive financial prospects Track record of value creation Historic robust organic growth and active transaction pipeline Earnings diversity by geography and product Effective capital management Key Messages Well-positioned for expanding opportunities A leading global brand and experienced management team Differentiated and valuable global franchise Initiatives across the industry value chain Proven strategy, proven execution Deep technical expertise, consistent and disciplined approach Innovative services and solutions Capabilities, partnerships, new solutions Trusted Partner Focused Execution Long-Term Value Creator

Evolution of Our Diversified Global Platform 1992 $14.2 Billion2 $4.6 Billion $0.4 Billion 2005 2019 Region1 Product1 1 Percentage excludes Corporate and Other. 2 Total adjusted operating revenues. Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. Revenue

Well-Positioned Global Life and Health Reinsurance Revenues Rank Reinsurer 2018 Revenues $ in millions 1 Swiss Reinsurance Company 14,455 2 Reinsurance Group of America1 13,061 3 Munich Re2 11,427 4 SCOR Global Life Re 10,227 5 Hannover Re 8,243 6 China Life Re 5,302 7 General Re3 4,522 8 Pacific Life Re 2,012 9 PartnerRe Ltd. 1,291 1 Adjusted operating revenues. Please refer to “Reconciliation of Non-GAAP Measures” in the Appendix. 2 Estimate, excludes Munich Health. 3 Does not include Berkshire Hathaway Reinsurance Group. Note: Exchange rate conversions are based on currency rates provided by each company in their annual filings. Source: Annual filings for each reinsurer. Highly concentrated industry High barriers to entry ~80% of global market held by the top five players Strong brand, reputation, and market prominence Wide range of capabilities and solutions Experienced team and deep bench strength

Best-in-Class Capabilities NMG Consulting, Global Life & Health Reinsurance Study 2018 1 NMG Consulting Global Life & Health Reinsurance Study 2018. 2 NMG Consulting’s Business Capability Index (Globally). NMG Consulting notes that RGA’s sources of differentiation and notable success in 2018 include1: “Global BCI leader, eighth consecutive year” “Leader in thought leadership for the life and health segment” “Culture of innovation visible in brand associations and ratings, and in recognition of RGAX” “RGA possesses a leading capacity to support a broad spectrum of clients consistently across markets.” Mark Prichard CEO, Partner, NMG Consulting

Experienced Team and Deep Bench Strength Years of Experience Industry1 RGA2 Anna Manning, President and CEO 39 13 Todd Larson, SEVP, Chief Financial Officer 26 25 Alain Néemeh, SEVP, Chief Operating Officer 23 23 Leslie Barbi, EVP, Chief Investment Officer 16 1 Dennis Barnes, EVP, RGA and CEO, RGAX 3 3 Gay Burns, EVP, Chief Human Resources Officer 19 9 Larry Carson, EVP, Global Financial Solutions 27 21 Tony Cheng, EVP, Head of Asia 25 23 Olav Cuiper, EVP, Head of EMEA 34 13 Michael Emerson, EVP, Head of U.S., Latin and South American Markets 35 10 Alka Gautam, EVP, President and CEO, RGA Canada 19 19 John Laughlin, EVP 39 25 Jonathan Porter, EVP, Chief Risk Officer 27 12 Timothy Rozar, SVP, Chief of Staff 24 24 Management team average years with RGA 25 years 16 years 35% Management team average industry experience of RGA associates are in actuarial, underwriting, or medical roles 25% of RGA associates have been with RGA at least 10 years 1 Includes experience in life insurance and life reinsurance industries. 2 Includes experience with RGA’s predecessor, the reinsurance division of General American Life Insurance Company.

Proven Strategy, Exceptional Strengths Traditional Reinsurance Diversified global platform and product offering Strong mortality and morbidity growth with favorable demographic trends Global underwriting leadership Deep risk knowledge Financial Solutions Established product lines, long track record of earnings growth and innovation Regulatory, accounting, and economic changes continue to create opportunities Significant capital deployed into transactions RGAX Partner of choice in insurance innovation ecosystem Expanding capabilities and delivering services across the value chain Looking “around the corner” for transformational solutions Client Focus Comprehensive solution provider Partnership-focused Technical Expertise Established leader in underwriting, risk assessment, structuring, and capital solutions Innovation Award-winning new products and services Bespoke and broad- based solutions Culture Nimble, agile, and flexible Disciplined focus on execution Global collaboration

Success in Continually Growing Book Value Per Share Strong track record Double-digit returns Consistent execution over time, in a range of environments Balance sheet integrity is high Long-term value 15-Year 11.1% CAGR 10-Year 12.5% CAGR 5-Year 13.1% CAGR Book value per share (ex-AOCI)1 total return growth2 1 Periods prior to 4Q06 not restated for 2012 DAC accounting change. Please refer to “Reconciliations of Non-GAAP Measures” in Appendix. 2 CAGR growth of book value plus dividends.

RGA Shares Have Performed Well Historically Source: S&P Global Market Intelligence, price change percent. Information as of 2/21/2020. 3 Years 5 Years Consistent management team Consistent approach Consistent underwriting, pricing Consistent value creation

Capabilities and Services Value chain expansion Data and analytics Next-generation underwriting Global Trends Create Broad Opportunities Macro Environment Regulatory change Balance sheet restructuring Low interest rates Client and Consumer Shifting demographics driving new products Digital distribution Customer engagement

Expanding Capabilities Across the Value Chain Claims Product Development Agent/ Advisor Marketing and Distribution Underwriting Administration Consumer Engagement Developing solutions across industry value chain to respond to opportunities Partnering with clients to create shared value Delivering additional sources of revenue Positioned to lead the industry through future innovation

Vision for the Future We see an abundance of opportunities: RGA has what it takes to succeed High-performing global platform, with nice balance of risks Wide range of capabilities and solutions Innovative culture, focused on long-term value creation Strong teams, consistent approach, patience and discipline Demonstrated ability to execute

Financial Overview

Attractive financial prospects Attractive operating model Strong balance sheet and well-diversified earnings profile Intermediate guidance unchanged Key Messages Proven strategy, proven execution Strong financial track record Consistent book value growth Effective capital management Well-positioned for expanding opportunities Balanced capital structure and strong ratings Diversified global platform Conventional investment profile Stable liability profile Strong Track Record Unique Profile Long-Term Value Creator

Adjusted Operating ROE1 Favorable results despite lower interest rates and weak foreign currencies Global platform and capital strategy deliver consistent returns Strong Financial Track Record Adjusted Operating Revenues1 Global platform provides a diversified source of revenues Demonstrated growth over time, despite foreign currency headwinds Net premium CAGR of 7.9% in constant currencies from 2015-2019 Adjusted Operating EPS1 Strong track record At the top end of our 5-8% intermediate-term guidance 7.6% CAGR Constant Currency 8.3% CAGR 12.2% CAGR Constant Currency 14.0% CAGR 10.7% Average 10.9% Constant Currency Average $ in billions 1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix.

Excess Capital Deployed Consistent growth in shareholder dividends Timing of in-force block transactions can be lumpy, but RGA has been successful over time Efficient Use of Capital Excess Capital Strong net income generation Regularly deploying capital back into the business Regular return to shareholders through dividends and share buybacks Balanced Capital Strategy Priority to deploy capital into organic growth and in-force block transactions Return to shareholders through dividends and share repurchases 1 1 Deployed capital includes in-force blocks, organic growth, and capital model refinements. Excess Capital 5-Year Average Excess Capital Deployed Excess Capital Deployed $ in millions $ in millions Shareholder Dividends In-force Blocks Share Repurchases

Consistent Over Long and Short Term RGA’s average net income divided by adjusted operating income over a three-year period is 101%, and is 101% over a five-year period RGA Produces High-Quality Earnings High Ranking Relative to Peers Investment-related gains and losses, embedded derivatives, and other “below-the-line” items have equalized over time Lower sensitivity to equity market volatility Source: Autonomous Research US LP. Peer companies include: AEL, AFL, AMP, CNO, GL, LNC, MET, PFG, PRU, UNM. 1 Excludes the effects of U.S. Tax Reform. 10-Year Net Income Divided by Adjusted Operating Income1 RGA’s 10-year average excluding U.S. Tax Reform in 2017 108%

Balanced Global Platform Deliberate build-out of RGA’s global platform over 25-plus years Selective on opportunities to ensure the right fit for RGA Global Platform Delivers Balance and Diversity Consistently Delivering Global mix of business reduces volatility Diversified by geography and by product Geographic Diversification Solid North American base International business has shown steady growth Percentages exclude Corporate and Other. 1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. 2019 2015 Percent of Pre-Tax Adjusted Operating Income1

Leverage Ratios Leverage ratios within our targeted ranges 2Q19 debt issuance of $600 million and 4Q19 retirement of $400 million (net $200 million debt increase) had small effect on leverage Appropriate Capital Structure Financial Strength Ratings Strong ratings from rating agencies with stable outlook Total Capital Appropriate capital mix Senior debt securities prudently laddered Hybrid capital is long-term and an efficient form of capital 1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. $ in billions 1 AA- S&P A+ A.M. Best A1 Moody’s

December 31, 2019 Total cash and invested assets $68.0 B Investment grade bonds 71.9% Corporate 43.2% Government 18.0% Structured 10.7% High-yield bonds 3.4% Corporate 3.0% Government 0.3% Structured 0.1% Equity securities 0.5% Mortgage loans on real estate 8.3% Policy loans 1.9% Funds withheld at interest 8.3% Short-term investments 0.1% Other invested assets 3.5% Cash and cash equivalents 2.1% Total cash and invested assets 100.0% Investment Portfolio Is Conventional Conventional Portfolio Consistently high-quality portfolio over time RGA invests in BBB securities to fulfill investment objectives We see less value in public BBB- and below investment grade sectors Fixed Maturity Securities December 31, 2019 Rating Market Value % AAA / AA / A $ 33.3 B 65.2% BBB 15.5 30.3% BB 1.7 3.4% < BB 0.6 1.1% Total $ 51.1 B 100.0% Rating Distribution Average credit rating is single ‘A’ New money allocations are toward higher-rated securities 4.56% Investment Yield1,2 Asset Class Distribution A Average Portfolio Credit Rating1 1 As of December 31, 2019. 2 On an amortized cost basis, excluding spread business.

Stable Liability Profile Optionality Profile Lower liquidity risk due to liability profile No policyholder behavior risk Locked-in longevity in payout Very low policyholder behavior risk Mortality, Morbidity, LTC, BOLI Lower policyholder behavior risk Fixed and indexed annuity business with: Higher guarantees (typically 3-4%) Surrender charges and/or market-value adjustment (MVA) provisions Higher policyholder behavior risk Fixed and indexed annuity business with: Little or no surrender charge protection Low guarantees and no MVA Variable annuities Consolidated Reserves Profile December 31, 2019 $51.4 Billion Lower Liquidity Risk Lower Disintermediation Risk

Vision for the Future Continue to deliver strong financial results Invest in new initiatives and developing new services Well-positioned to take advantage of in-force block and other transaction opportunities Effective capital management Continue attractive growth of book value Solid organic growth + transactional opportunities + capital management = Attractive EPS Growth and Shareholder Returns

Geographic Overview May 18, 2017

Established Global Brand Exceptional capabilities leading to solid market share Global United States Canada EMEA Asia Pacific1 2018 Business Capability Ranking (BCI)2 #1 #23 / #14 #1 #1 #1 2018 New Business Individual Premiums5 / Sum Assured6 #2 #3 / #2 #2 / #2 #3 #2 2018 Group Total Premiums7 #2 #3 #2 #2 #3 Reputation Relationships Products and Solutions 1 Asia Pacific includes Australia and New Zealand. 2 NMG Consulting’s All Respondents Business Capability Index 2018. 3 BCI Ranking for U.S. Individual Mortality based on NMG Consulting’s 2018 U.S. Individual Mortality Market Reinsurance Study. 4 BCI Ranking for U.S. Group Life and Disability based on NMG Consulting’s 2018 U.S. Group Life and Disability Reinsurance Study. 5 Ceded premiums of newly issued policies (excluding block transactions) as provided by NMG Consulting’s study of 50+ countries. 6 Recurring production result for United States and Canada as provided by the SOA Life Reinsurance Survey. 7 Total ceded premiums of group policies as provided by NMG Consulting’s study of 50+ countries.

Global Cession Rates U.S. and Canada life cession rates have stabilized and recently increased following a period of decline EMEA cession rates vary by country Cession rates in Asia expected to increase New products and distribution (e.g., accelerated underwriting, insurtech) driving desire to reinsure Changing global capital requirements may lead to additional reinsurance opportunities Illustrative Cession Rate Trends1 Cession Rates U.K. (ex. U.K.) 1 Numbers in chart are illustrative of directional trends only. Source: Munich / Society of Actuaries Reinsurance Surveys, CLHIA, RGA Regional lead interviews.

Mortality is seasonal Consistent seasonal pattern observed across populations, leading to more deaths in winter Magnitude varies by age with older ages more impacted by winter months Seasonality impacts how deaths are distributed throughout the year but does not represent a deterioration in trend Mortality Overview Relative Mortality by Calendar Quarter, General Population Source: RGA research and UK Office for National Statistics, Statistics Canada, and US National Center for Health Statistics. Adjusted for change in population since 2008 and days in month. Relative Medical Cause Mortality by Month and Age, U.S. General Population 2008-2017

Mortality Overview Mortality is short-term volatile 1RGA U.S. individual mortality claims 2008-2018, deviation from linear trend. All Claims1, Monthly Large Claims1, Monthly All Claims1, Annual Short-term volatility from the amount of large claims can be substantial Over the longer term, volatility is more muted

Mortality has improved over the long term Clear positive long-term trend in all-cause mortality rate improvement Improvement observed from countries with both high and low absolute mortality levels Mortality improvement varies by age over intermediate periods due to cause-specific factors Younger ages tend to see stronger improvement over longer time horizons Older ages have continued to improve Note: RGA research and Institute for Health and Metrics Evaluation; age-standardized. Age-Standardized Death Rate by Country, General Population Death Rates as % of 1990 Level by Age, U.S. General Population Mortality Overview

Mortality Overview Seasonality Seasonal trends in mortality are consistent Older ages more impacted than younger ages As RGA’s block has aged, we would expect an increase in seasonal effects This does not represent a deterioration in mortality, simply a timing issue of when deaths occur during the year Short-term Volatility Mortality rates are predictable long-term Number of deaths can randomly fluctuate over the short term The fluctuation will be significantly magnified by the mix between large claims and non-large claims in any short-term (i.e., quarterly) period’s results Long-term Improvement Mortality rates have improved over long periods of time Intermediate-term deviations often seen due to cause-specific factors We are optimistic on long-term mortality improvement due to Advances in genomics and cancer treatment Digital health, data, wearables Continued cardiovascular improvement Mortality is seasonal, short-term volatile, and long-term improving

Pre-Tax Adjusted Operating Income2 Well-diversified and sustainable long-term profit stream expected Significant turnaround in U.S. Group earnings U.S. and Latin America A Leading Franchise Leader in All Respondents Business Capability Index (BCI)1 #2 - U.S. Individual Mortality #1 - U.S. Group Life and Disability #1 - Mexico Consistent strong market share Facultative underwriting leader Adjusted Operating Revenues2 RGA’s U.S. Individual Mortality reached highest recurring face amount production since 2011 U.S. Group revenues in line with expectations 5.6% CAGR 1 NMG Consulting Global Life & Health Reinsurance Study 2018. 2 Actual results shown. Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. 6.4% CAGR Individual Mortality Group Individual Health Latin America Financial Solutions $ in millions $ in millions

U.S. and Latin America Traditional Reinsurance cessions have increased since 2015 Overview of U.S. Individual Life Mortality Market Source: SOA Life Reinsurance Survey/ S&P Global Market Intelligence. Excludes portfolio (in-force) production. U.S. Market remains the largest individual mortality market in the world Reinsurance cession rates have increased since 2015 RGA’s CAGR for U.S. individual mortality recurring face amount production of 8.8% since 2014 vs. 4.6% for the industry #2 in new business in the U.S.1 1 2018 Society of Actuaries Reinsurance Market Surveys – Total market share for recurring new business. $ in billions

Pre-Tax Adjusted Operating Income3 Expect sustainable long-term profit stream Canada A Leading Franchise Leader in All Respondents Business Capability Index (BCI) since 20081 Strong market share of individual new business production2 Adjusted Operating Revenues3 Potential growth opportunities Delivering client solutions for a changing regulatory environment Growing longevity market Closing the protection gap 6.6% CAGR Constant Currency 7.6% CAGR Traditional Financial Solutions 6.3% CAGR Constant Currency 7.1% CAGR 1 NMG Consulting Global Life & Health Reinsurance Study 2018. 2 Production result as provided by the SOA survey. 3 Actual results shown. Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. $ in millions $ in millions

Pre-Tax Adjusted Operating Income2 Developing solutions to help clients address regulatory challenges Pursuing opportunities through technology-driven innovation with clients Europe, the Middle East, and Africa A Leading Franchise Leader in All Respondents Business Capability Index (BCI)1 #1 in EMEA region in aggregate for the 6th consecutive year #1 in South Africa for the 9th consecutive year #1 in several continental European countries #2 in U.A.E. + Gulf states Adjusted Operating Revenues2 Stable outlook for traditional business Selective growth opportunities in the Middle East 7.2% CAGR Constant Currency 10.7% CAGR Traditional Financial Solutions 19.3% CAGR Constant Currency 22.6% CAGR 1 NMG Consulting Global Life & Health Reinsurance Study 2018. 2 Actual results shown. Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. $ in millions $ in millions

Pre-Tax Adjusted Operating Income2 Innovation leading to new treaty wins, exclusive treaties, and stronger margins GFS expected to increase in importance over time as markets mature Asia1 Strong Track Record and Exciting Future A market-leading position and brand Quality, depth, diversity, and size of the team Culture of innovation and success Favorable demographics, socioeconomic and market trends Strategy capitalizing on macro trends Adjusted Operating Revenues2 Strong CAGR supported by new treaty wins driven by product innovation Growth expected to moderate due to increased size of the business 26.0% CAGR Constant Currency 25.4% CAGR Traditional Financial Solutions 15.5% CAGR Constant Currency 14.7% CAGR 1 Asia excluding Australia. 2 Actual results shown. Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. $ in millions $ in millions

Pre-Tax Adjusted Operating Income2 Disappointing 2019 PTAOI due to unfavorable claims from group and individual treaties Australia Overview of Industry Australia and New Zealand remain the largest group reinsurance market in the world1 RGA continues to be selective about new business opportunities given the challenging market conditions Adjusted Operating Revenues2 Remediation continues where necessary New super fund legislation may cause a one-time reduction in group premiums of up to 25% -7.2% CAGR Constant Currency -5.3% CAGR Traditional Financial Solutions 1 NMG Consulting Global Life & Health Reinsurance Study 2018. 2 Actual results shown. Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. $ in millions $ in millions

Global Underwriting Leadership A Sample of RGA’s Underwriting Services Facultative underwriting – in 2018 assessed over 655,000 cases globally with 24-hour turnaround on 83% of cases Strategic services including process efficiency advisory Global Underwriting Manual – recorded almost 600,000 client logins in 2018 E-underwriting Quality assurance and auditing Predictive underwriting tool RGA’s Track Record Consistently ranked #1 in1: Underwriting capabilities Facultative underwriting Innovation (top in product innovation, prediction/new datasets, wellness/personalized data) Partner with carriers to meet consumers’ life insurance needs Develop leading-edge solutions to accelerate the underwriting process and throughout the value chain Key Industry Trends Evolving consumer and agent needs Demand for accelerated and expanded usage of underwriting Rapid evolution and increased regulatory oversight of data analytics Helping our clients make better and faster underwriting decisions 1 NMG Consulting Global Life & Health Reinsurance Programme – 2018.

Vision for the Future Insurance and reinsurance remain important and needed products Favorable demographics and macro trends expected to continue to generate opportunities in emerging markets RGA remains optimistic on mortality improvement over the long term RGA is well-positioned to continue being a leading player and to capture our fair share of the business Trends in digital transformation and accelerated underwriting should help bridge the protection gap

Global Financial Solutions (GFS) May 18, 2017

Capital Solutions Remote-risk solutions allowing companies to manage regulatory capital at a low-cost fee Includes relief for redundant reserves or solvency capital as well as other structured reinsurance solutions GFS Product Lines Asset-Intensive Full-risk coverage of investment or accumulation products; products generating substantial reserves; or products featuring interest-rate, equity, or other market risks Primarily structured as full coinsurance with asset transfer Transactions are few in number but substantial in size Longevity Covers risk of living too long Primarily pension plans and individual annuities Typically via “longevity swap” reinsurance contracts Primary markets are U.S., U.K., Continental Europe, and Canada

Diversified Earnings and Risk Established Product Lines, Long Track Record of Growth History of Success Strong Growth $ in millions Pre-Tax Adjusted Operating Income2 2019 $594M2 1 Began reinsurance operations as ITT Lyndon in 1983; RGA acquired an ownership stake in 1995; wholly owned by RGA since 2000. 2 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. 1997 Asset-Intensive since 2008 Longevity since 1983 Capital Solutions since 1 2018 Langhorne Re since

GFS Results Pre-Tax Adjusted Operating Income1 by Region Proven track record of consistent and strong earnings with attractive returns Important contributor to RGA’s results Transaction flow can vary by region from year to year Pre-Tax Adjusted Operating Income1 by Product Asset-Intensive continues to grow with addition of new transactions Capital Solutions is fee-based and highly capital-efficient Longevity showing strong top- and bottom-line growth 1 Actual results shown. Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. $ in millions $ in millions

Low Equity Market Sensitivity Effects of equity market movements are manageable Asset-Intensive Reinsurance – Market Risks Illustrative Sensitivities Stresses are designed to show the effects of interest rate or equity market changes on January 1, 2018, with no recovery for 12 months All shocks are instantaneous and then held constant for the entire year Low Interest Rate Sensitivity Effects of interest rate movements are manageable Interest Rate and Equity Market Stress Scenarios Are Manageable -4% or ($10M) $ in millions $ in millions +4% or $11M -5% or ($12M) +4% or $11M Sensitivities on 2018 Pre-Tax Adjusted Operating Income1 1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix.

Vision for the Future Regulatory, accounting, and economic changes drive continued need for solutions Opportunities to deploy capital into attractive blocks expected to continue Strong client relationships, strong counterparty, seasoned expertise, and innovative culture create advantages Combination of investment and biometric capabilities enables broad solutions Clear strategies and strong execution expected to produce high-quality, stable earnings

Appendix Reconciliations of Non-GAAP Measures

Reconciliations of Non-GAAP Measures

Reconciliations of Non-GAAP Measures

Reconciliations of Non-GAAP Measures

Reconciliations of Non-GAAP Measures

Reconciliations of Non-GAAP Measures

Reconciliations of Non-GAAP Measures

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